The AAL Mutual Funds

Supplement dated April 1, 2001

The information below supplements the information contained in The AAL Mutual Funds Fixed-Income Prospectus for Class A and B Shares dated July 1, 2000 and the AAL Mutual Fund Prospectus for Institutional Shares dated July 1, 2000 as amended July 3, 2000. This supplement updates certain information contained in your prospectus. This supplement should be read with each prospectus.

Effective April 1, 2001, Andrea Feingold, CFA, becomes the individual at Pacific Investment Management Company (PIMCO) who is primarily responsible for managing The AAL High Yield Bond Fund. Ms. Feingold joined PIMCO (the sub-adviser) in 2000 as Executive Vice President and Portfolio Manager in the high-yield group. Ms. Feingold was the portfolio manager for the Colonial High Yield Securities Fund from 1993 to 1999.

PIMCO serves as sub-adviser to The AAL High Yield Bond Fund (the Fund). Pursuant to the sub-advisory agreement, PIMCO makes the day-to-day investment decisions for the Fund subject to our direction and control. PIMCO determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. PIMCO is located at 840 Newport Center Drive, Newport Beach, California, 92660.